UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 25, 2011

Chancellor Group, Inc.
(Exact name of registrant as specified in its charter)

 Nevada                                          000-30219                                       87-0438647
(State or other jurisdiction of incorporation)              (Commission File Number)                                    (IRS Employer Identification No.)

216 South Price Road
Pampa, TX 79065
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (806) 688-9697

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant's Certifying Accountant.

On January 25, 2011, Chancellor Group, Inc. (the "Company") terminated the engagement of De Joya Griffith & Company, LLC ("De Joya") as the Company's independent registered public accounting firm. The decision to terminate such engagement of De Joya was approved by the Company's board of directors.

De Joya has not provided any reports on the Company's consolidated financial statements and, accordingly, has not provided any report (i) containing an adverse opinion or a disclaimer of opinion or (ii) qualified or modified as to uncertainty, audit scope, or accounting principle. There have been no disagreements with De Joya on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of De Joya, would have caused it to make reference thereto in connection with any reports on the Company's financial statements that De Joya would have provided had its engagement not been so terminated.

During the years ended December 31, 2009 and 2010 and the period of time beginning on January 1, 2011 and ending on January 25, 2011, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has furnished a copy of this Current Report on Form 8-K to De Joya and requested that De Joya furnish the Company with a letter addressed to the Commission stating whether or not it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

On January 25, 2011, the Company engaged StarkSchenkein, LLP ("Stark") as the Company's new independent registered public accounting firm to audit the Company's financial statements included in the Company's Annual Reports on Form 10-K for the years ended December 31, 2009 and 2010. Prior to engaging Stark as its independent registered public accounting firm, the Company did not consult with or obtain oral or written advice from Stark regarding any of the matters described in Item 304(a)(2)(i) of Regulation S-K or Item 304(a)(2)(ii) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.       Description

16.1                    Letter from De Joya Griffith & Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2011

Chancellor Group, Inc.
(Registrant)

By: /s/ Maxwell Grant
Maxwell Grant
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.       Description

16.1                    Letter from De Joya Griffith & Company, LLC.